UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2013

GXS Worldwide, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-167650 (Commission File Number)	35-2181508 (IRS Employer Identification Number)

9711 Washingtonian Boulevard, Gaithersburg, MD (Address of principal executive offices)	20878 (Zip Code)

301-340-4000 (Registrant's telephone number, including area code) Not applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition.

On May 14, 2013, GXS Worldwide, Inc. (the “Company”) issued a press release in which the Company released financial information with respect to its first quarter ended March  31, 2013.  In addition, the Company announced that it will host a conference call to discuss the Company’s first quarter financial results with the investment community.  The call will be held on Tuesday, May 14, 2013, at 1:00 p.m. Eastern Time.

A copy of the press release dated May 14, 2013 is included herewith as Exhibit 99.1.

The foregoing information is being furnished under Item 2.02 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01        Financial Statements and Other Exhibits.

(d)    Exhibits

Exhibit Number	Description

99.1	Press release dated May 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GXS WORLDWIDE, INC.

By: /s/ Gregg Clevenger
Name: Gregg Clevenger
Title: Executive Vice President and Chief Financial Officer

Dated: May 14, 2013